UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
July 24, 2014
Date of Report (Date of earliest event reported)

ALTRA INDUSTRIAL MOTION CORP. (Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts		02184
(Address of principal executive offices)		(Zip Code)

(781) 917-0600 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
Altra Industrial Motion Corp. (the "Company") filed a Current Report on Form 8-K on July 24, 2014. The Company is filing this amended Current Report on Form 8-K/A solely for the purpose of modifying the format of Exhibit 99.1 of Item 9.01 to present graphics with tabular and textual information in a proper electronic format in accordance with Regulation S-T.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

99.1	Press release of Altra Industrial Motion Corp., dated July 24, 2014.

EXHIBIT INDEX

99.1	Press release of Altra Industrial Motion Corp., dated July 24, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

/s/ Carl R. Christenson
Name:	Carl R. Christenson
Title:	Chief Executive Officer
Date: August 5, 2014